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                                 Exhibit 23(b)
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                         Consent of Arthur Andersen LLP
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                   Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated July 14, 2000 included in National Data Corporation's Annual Report on Form 10-K for the fiscal year ended May 31, 2000 into this Registration Statement.


/s/ Arthur Andersen LLP


Atlanta, Georgia
November 21, 2000